SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2002

VESTIN FUND II, LLC

(Exact name of registrant as specified in its charter)

NEVADA	333-52484	88-0481336

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 El Camino Avenue, Suite 206, Las Vegas, Nevada	89102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 8. CHANGE IN FISCAL YEAR.
SIGNATURE

ITEM 8. CHANGE IN FISCAL YEAR.

     Effective June 10, 2002, the sole managing member of Vestin Fund II, LLC (the “Company”) determined to change the Company’s fiscal year for financial reporting purposes from a December 31 year-end to a June 30 year-end. The report covering the transition period will be filed on Form 10-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND II, LLC

Date: June 24, 2002	By:	Vestin Mortgage, Inc., its sole manager /s/ Lance K. Bradford
Lance K. Bradford Director, Secretary and Treasurer (Chief Financial Officer of the Manager)